JEFFERSON-PILOT CORPORATION
QUARTERLY CONSOLIDATED STATEMENTS OF INCOME

	Dec 31, 2003	Sep 30, 2003	Jun 30, 2003	Mar 31, 2003	Dec 31, 2002	Sep 30, 2002	Jun 30, 2002	Mar 31, 2002
(In thousands except share amounts)
Revenue:
Premiums and other considerations	$243,303	$237,629	$238,951	$230,825	$212,005	$215,038	$213,133	$200,966
U.L. & Investment product charges	171,472	180,106	167,154	172,244	161,807	161,522	158,965	155,642
Net investment income[1]	418,891	413,265	414,755	410,038	416,026	406,387	405,835	406,572
Realized investment (losses) gains	(42,814)	(5,135)	20,222	(19,068)	(63,799)	3,767	4,377	33,635
Communications sales	63,792	51,729	50,674	50,103	61,844	49,891	49,972	48,094
Broker-dealer concessions and other	28,367	28,206	24,634	23,581	23,991	24,141	29,407	27,187

Total revenue	883,011	905,800	916,390	867,723	811,874	860,746	861,689	872,096

Benefits and Expenses:
Insurance and annuity benefits	501,362	501,241	503,527	498,026	477,078	490,433	476,286	469,975
Insurance commissions, net of deferrals	27,537	31,333	24,603	24,990	23,359	28,081	32,322	30,973
General and administrative expenses, net of deferrals	40,754	38,566	38,467	31,406	64,725	33,664	35,249	33,701
Insurance taxes, licenses and fees	14,309	19,298	18,444	21,165	19,765	18,905	19,887	19,683
Amortization of policy acquisition costs and value of business acquired	86,880	91,375	81,653	81,537	82,109	71,357	69,055	63,274
Interest expense[1]	8,432	8,159	8,442	8,824	9,125	9,174	8,866	8,771
Communications operations	34,664	28,127	27,536	34,745	34,881	29,251	27,842	33,660

Total benefits and expenses	713,938	718,099	702,672	700,693	711,042	680,865	669,507	660,037

Income before income taxes	169,073	187,701	213,718	167,030	100,832	179,881	192,182	212,059
Income taxes	52,752	61,625	73,559	57,975	34,226	61,125	66,909	72,487

Net income	$116,321	$126,076	$140,159	$109,055	$66,606	$118,756	$125,273	$139,572

Quarterly return on equity[2]	18.6%	17.0%	16.9%	16.5%	14.8%	15.6%	16.0%	15.6%

[1]	Prior year amounts have been restated to conform to presentation under FIN 46.

[2]	Return on equity is calculated utilizing reportable segment results as the numerator and average equity excluding the impact of net unrealized gains as the denominator.

JEFFERSON-PILOT CORPORATION
INDIVIDUAL PRODUCTS SEGMENT

	Dec 31, 2003	Sep 30, 2003	Jun 30, 2003	Mar 31, 2003	Dec 31, 2002	Sep 30, 2002	Jun 30, 2002	Mar 31, 2002
(In Thousands)
UL-Type Products:
Net investment income	$189,031	$187,243	$187,777	$185,138	$187,835	$186,805	$184,805	$184,663
Interest credited to policyholders	(129,846)	(130,497)	(128,564)	(126,471)	(135,252)	(137,230)	(132,653)	(129,469)

Interest margin	59,185	56,746	59,213	58,667	52,583	49,575	52,152	55,194

Product charge revenue:
Cost of insurance charges	128,210	134,913	123,384	125,429	122,534	120,626	119,072	116,719
Expense charges	34,391	38,719	32,913	35,602	28,202	29,178	29,276	28,780
Surrender charges	7,888	6,756	9,961	10,325	9,891	10,201	9,030	8,877

Total product charge revenue	170,489	180,388	166,258	171,356	160,627	160,005	157,378	154,376
Death benefits and other insurance benefits	(63,117)	(71,949)	(66,105)	(71,244)	(55,537)	(65,092)	(59,667)	(65,645)
Expenses, excluding amortization of DAC and VOBA	(20,696)	(25,306)	(26,608)	(23,813)	(20,122)	(27,791)	(26,823)	(26,986)
Amortization of DAC and VOBA	(47,986)	(50,002)	(40,120)	(40,930)	(48,552)	(38,763)	(35,127)	(32,001)
Miscellaneous income (expense)	(859)	(17)	(1,236)	(3)	(3)	55	12	93

UL-type product income before taxes	97,016	89,860	91,402	94,033	88,996	77,989	87,925	85,031

Traditional Products:
Premiums and other considerations	44,315	41,253	42,245	44,169	42,900	44,820	45,630	47,079
Net investment income	41,309	40,759	41,200	41,937	45,270	44,537	44,445	45,285
Benefits	(50,686)	(42,299)	(51,413)	(53,378)	(49,668)	(44,268)	(53,803)	(60,538)
Expenses, excluding amortization of DAC and VOBA	(6,719)	(6,787)	(5,493)	(5,161)	(9,551)	(6,467)	(5,645)	(6,030)
Amortization of DAC and VOBA	(3,511)	(3,470)	(4,566)	(4,694)	(2,991)	(2,954)	(3,499)	(3,580)

Traditional product income before taxes	24,708	29,456	22,973	22,873	25,960	35,668	27,128	22,216

Income before income taxes	121,724	119,316	114,375	116,906	114,956	113,657	115,053	107,247
Income taxes	(41,279)	(40,703)	(40,031)	(40,917)	(40,234)	(39,780)	(40,268)	(37,537)

Reportable segment results	$80,445	$78,613	$74,344	$75,989	$74,722	$73,877	$74,785	$69,710

Operating Measures

Annualized equivalent life insurance premiums:
- Individual Markets Excl. Community Banks and BOLI	$61,408	$48,523	$49,360	$56,031	$60,191	$51,726	$51,647	$38,766
- Community Banks and BOLI	2,189	2,153	—	5,411	8,470	7,348	19,592	22,591

	$63,597	$50,676	$49,360	$61,442	$68,661	$59,074	$71,239	$61,357

Average UL policyholder fund balances	$10,823,708	$10,657,827	$10,507,662	$10,351,111	$10,174,141	$9,989,816	$9,778,948	$9,558,857
Average VUL separate account assets	1,384,892	1,277,027	1,166,356	1,105,805	1,085,865	1,137,553	1,289,788	1,331,981

Total	$10,208,600	$11,934,854	$11,674,018	$11,456,916	$11,260,006	$11,127,369	$11,068,736	$10,890,838

Average Face Amount of Insurance In Force:
- Total	$165,787,000	$164,669,000	$164,139,000	$163,794,000	$162,933,000	$161,863,000	$160,749,000	$160,061,000
- UL-Type Contracts	124,981,000	123,497,000	122,716,000	122,245,000	121,283,000	120,168,000	119,174,000	118,577,000

Average assets	$17,540,855	$17,244,613	$16,977,002	$16,750,174	$16,531,675	$16,355,557	$16,300,972	$16,219,037

JEFFERSON-PILOT CORPORATION
ANNUITY AND INVESTMENT PRODUCTS SEGMENT

	Dec 31, 2003	Sep 30, 2003	Jun 30, 2003	Mar 31, 2003	Dec 31, 2002	Sep 30, 2002	Jun 30, 2002	Mar 31, 2002
(In Thousands)
Investment product charges and premiums	$2,637	$1,645	$2,466	$2,040	$2,742	$2,907	$2,980	$3,618
Net investment income	148,183	145,591	147,387	145,478	150,247	145,043	140,886	140,630
Broker-dealer concessions and other	26,563	26,489	23,090	22,190	22,105	22,585	27,215	25,407

Total revenue	177,383	173,725	172,943	169,708	175,094	170,535	171,081	169,655

Policy benefits	108,116	101,203	103,692	103,575	111,002	110,180	103,157	100,402
Insurance expenses	11,170	17,005	14,534	13,106	11,869	9,962	12,516	12,467
Broker-dealer expenses	23,932	24,901	21,560	20,348	20,374	21,266	25,664	23,937

Total benefits and expenses	143,218	143,109	139,786	137,029	143,245	141,408	141,337	136,806

Income before income taxes	34,165	30,616	33,157	32,679	31,849	29,127	29,744	32,849
Income taxes	11,856	10,644	11,631	11,464	11,147	10,194	10,411	11,497

Reportable segment results	$22,309	$19,972	$21,526	$21,215	$20,702	$18,933	$19,333	$21,352

Operating Measures
Fixed annuity premium sales	$320,989	$187,780	$132,336	$115,339	$187,440	$365,300	$255,323	$186,424
Variable annuity premium sales	—	213	589	1,041	1,279	1,510	1,864	5,064

Total	$320,989	$187,993	$132,925	$116,380	$188,719	$366,810	$257,187	$191,488

Investment product sales	$1,054,345	$926,296	$662,922	$614,665	$632,853	$754,358	$773,001	$743,876
Average fund balances:
Fixed annuity	$8,611,290	$8,428,312	$8,319,515	$8,242,025	$8,127,981	$7,905,171	$7,674,120	$7,532,393
Variable annuity	346,699	343,529	335,893	335,366	351,830	385,896	454,759	492,913

Total annuity	$8,957,989	$8,771,841	$8,655,408	$8,577,391	$8,479,811	$8,291,067	$8,128,879	$8,025,306

Effective investment spreads for fixed annuities	1.83%	1.94%	1.88%	1.89%	1.86%	1.81%	1.82%	1.84%
Fixed annuity surrenders as a % of beginning fund balance	9.1%	8.5%	7.8%	7.9%	9.7%	8.5%	10.2%	9.2%
Fixed annuity general and administrative expenses as a % of average invested assets	0.19%	0.15%	0.13%	0.18%	0.21%	0.20%	0.21%	0.22%

Average assets	$9,761,055	$9,534,079	$9,449,064	$9,404,408	$9,323,584	$9,135,735	$8,962,901	$8,834,628

JEFFERSON-PILOT CORPORATION
BENEFIT PARTNERS SEGMENT

	Dec 31, 2003	Sep 30, 2003	Jun 30, 2003	Mar 31, 2003	Dec 31, 2002	Sep 30, 2002	Jun 30, 2002	Mar 31, 2002
(In Thousands)
Premiums and other considerations	$192,592	$190,313	$191,322	$181,792	$162,643	$165,094	$162,064	$148,339
Net investment income	15,487	15,879	16,514	15,882	15,679	14,938	14,565	15,022

Total revenues	208,079	206,192	207,836	197,674	178,322	180,032	176,629	163,361

Policy benefits	142,397	148,397	147,831	137,658	119,140	128,726	120,840	109,227
Expenses	40,755	42,368	40,765	41,682	39,440	37,120	36,521	34,265

Total benefits and expenses	183,152	190,765	188,596	179,340	158,580	165,846	157,361	143,492

Income before income taxes	24,927	15,427	19,240	18,334	19,742	14,186	19,268	19,869
Income taxes	8,725	5,399	6,734	6,417	6,912	4,965	6,744	6,954

Reportable segment results	$16,202	$10,028	$12,506	$11,917	$12,830	$9,221	$12,524	$12,915

Operating Measures
Life, Disability and Dental:
Annualized sales	$48,753	$38,530	$39,764	$72,960	$50,940	$38,383	$36,451	$56,101
Reportable segments results:
Life	$6,575	$4,483	$4,189	$2,510	$4,817	$3,793	$5,641	$5,508
Disability	7,330	5,374	7,084	8,396	6,625	3,779	4,595	5,588
Dental	1,949	1,958	986	336	1,305	781	1,056	1,015
Other	348	(1,787)	247	675	83	868	1,232	804

Total	$16,202	$10,028	$12,506	$11,917	$12,830	$9,221	$12,524	$12,915

Loss ratio:
Life	73.1%	76.6%	78.5%	82.0%	73.8%	78.5%	73.4%	72.7%
Disability	70.2%	72.9%	69.7%	63.4%	67.3%	73.9%	71.8%	68.8%
Dental	72.6%	72.4%	78.0%	79.8%	72.5%	75.1%	75.4%	75.4%
Combined	71.8%	74.3%	74.7%	74.1%	71.0%	76.1%	73.1%	71.7%

Total expenses as a % of premiums	21.2%	22.3%	21.4%	23.0%	24.3%	22.5%	22.7%	23.1%

JEFFERSON-PILOT CORPORATION
COMMUNICATIONS SEGMENT

	Dec 31, 2003	Sep 30, 2003	Jun 30, 2003	Mar 31, 2003	Dec 31, 2002	Sep 30, 2002	Jun 30, 2002	Mar 31, 2002
(In Thousands)
Communications revenues, net	$63,792	$51,729	$50,674	$50,478	$61,844	$49,891	$49,972	$48,643
Cost of sales	15,824	9,306	7,208	13,453	14,229	9,619	7,253	13,052
Operating expenses	18,840	18,821	20,328	21,292	20,652	19,632	20,589	20,608

Broadcast cash flow	29,128	23,602	23,138	15,733	26,963	20,640	22,130	14,983
Depreciation and amortization	2,273	1,994	2,087	2,103	2,371	1,924	1,880	1,908
Corporate general and administrative expenses	2,090	1,697	1,155	1,490	2,244	2,260	1,851	1,340
Net interest expense and other income	468	514	561	588	594	717	761	787

Income before income taxes	24,297	19,397	19,335	11,552	21,754	15,739	17,638	10,948
Income taxes	8,906	8,031	7,762	4,488	8,733	5,986	7,127	4,403

Reportable segment results	$15,391	$11,366	$11,573	$7,064	$13,021	$9,753	$10,511	$6,545

Jefferson-Pilot Corporation
Insurance Segments Expense Analysis

	Dec 31, 2003	Sep 30, 2003	Jun 30, 2003	Mar 31, 2003	Dec 31, 2002	Sep 30, 2002	Jun 30, 2002	Mar 31, 2002
(In Thousands)
Individual Products
Commissions	$83,370	$66,616	$66,415	$79,184	$73,923	$66,135	$67,385	$63,091
General and administrative expenses	31,738	28,672	32,694	30,096	33,280	30,636	32,367	30,404
Taxes, licenses and fees	9,558	13,326	12,512	14,897	13,109	13,652	13,915	14,690

Total commissions and expenses incurred	124,666	108,614	111,621	124,177	120,312	110,423	113,667	108,185
Less commissions and expenses capitalized	(97,251)	(76,521)	(79,520)	(95,203)	(90,639)	(76,165)	(81,199)	(75,168)
Amortization of DAC and VOBA	51,497	53,472	44,686	45,624	51,543	41,717	38,626	35,581

Net expense	$78,912	$85,565	$76,787	$74,598	$81,216	$75,975	$71,094	$68,597

Annuity and Investment Products
Insurance companies:
Commissions — insurance companies	$15,087	$8,634	$6,955	$6,054	$11,856	$17,976	$11,964	$11,164
General and administrative expenses	5,248	4,299	4,270	4,372	6,260	5,631	5,103	4,638
Taxes, licenses and fees	564	441	436	497	434	425	471	488

Gross commissions and expenses incurred	20,899	13,374	11,661	10,923	18,550	24,032	17,538	16,290
Less commissions and expenses capitalized	(19,799)	(8,899)	(9,231)	(9,317)	(14,607)	(22,725)	(15,168)	(14,639)
Amortization of DAC and VOBA	10,070	12,530	12,104	11,500	7,926	8,655	10,146	10,816

Net expense — insurance companies	11,170	17,005	14,534	13,106	11,869	9,962	12,516	12,467

Broker/Dealer:
Commissions	21,312	22,001	19,190	18,071	17,667	18,506	22,971	21,499
Other	2,620	2,900	2,370	2,277	2,707	2,760	2,693	2,438

Net expense — broker/dealer	23,932	24,901	21,560	20,348	20,374	21,266	25,664	23,937

Net expense	$35,102	$41,906	$36,094	$33,454	$32,243	$31,228	$38,180	$36,404

Benefit Partners
Commissions	$21,079	$21,825	$21,539	$20,821	$19,774	$18,832	$18,455	$17,682
General and administrative expenses	19,721	18,247	18,214	19,442	18,912	17,165	16,746	16,812
Taxes, licenses and fees	3,804	5,060	5,061	5,263	4,507	4,355	5,031	3,993

Total commissions and expenses incurred	44,604	45,132	44,814	45,526	43,193	40,352	40,232	38,487
Less commissions and expenses capitalized	(29,156)	(28,134)	(28,909)	(28,252)	(26,395)	(24,207)	(23,990)	(23,423)
Amortization of DAC and VOBA	25,307	25,370	24,860	24,408	22,642	20,975	20,279	19,201

Net expense	$40,755	$42,368	$40,765	$41,682	$39,440	$37,120	$36,521	$34,265

DAC and VOBA Balance Sheet Analysis

	Dec 31, 2003	Sep 30, 2003	Jun 30, 2003	Mar 31, 2003	Dec 31, 2002	Sep 30, 2002	Jun 30, 2002	Mar 31, 2002
Balance, beginning of period	$2,111,305	$2,006,760	$2,067,710	$2,027,317	$1,999,932	$2,070,525	$2,169,713	$2,069,570
Amount capitalized	146,208	113,552	117,822	132,771	131,805	123,094	120,357	110,903
Amortization expense	(86,880)	(91,375)	(81,653)	(81,537)	(82,109)	(71,357)	(69,055)	(63,274)
Adjustment for realized investment gains and losses	1,239	16,092	(1,957)	(963)	(2,780)	(2,364)	320	(82)
Adjustment for FAS 115	58,572	66,276	(95,162)	(9,878)	(19,531)	(119,966)	(150,810)	52,596

Balance, end of period	$2,230,444	$2,111,305	$2,006,760	$2,067,710	$2,027,317	$1,999,932	$2,070,525	$2,169,713